Filed pursuant to 497(k)

File Nos. 033-68666 and 811-08004

AMG FUNDS IV

AMG Managers Silvercrest Small Cap Fund

Supplement dated March 19, 2021 to the Summary Prospectus, dated February 1, 2021

The following information supplements and supersedes any information to the contrary relating to AMG Managers Silvercrest Small Cap Fund (the “Fund”), a series of AMG Funds IV (the “Trust”), contained in the Fund’s Summary Prospectus (the “Summary Prospectus”), dated as noted above.

At a meeting held on March 17-18, 2021 (the “Meeting”), the Trust’s Board of Trustees (the “Board”) approved the appointment of GW&K Investment Management, LLC (“GW&K” or the “Subadviser”) as the subadviser to the Fund to replace Silvercrest Asset Management Group LLC (“Silvercrest”) and the reorganization of the Fund with and into AMG GW&K Small Cap Value Fund (formerly AMG Managers Skyline Special Equities Fund), a series of AMG Funds (the “Reorganization”), subject in each case to the approval of shareholders of the Fund.

At the Meeting, the Board approved the appointment of GW&K as the subadviser to the Fund, effective March 19, 2021 (the “Implementation Date”), pursuant to an interim subadvisory agreement between AMG Funds LLC (“AMGF”) and GW&K (the “Interim Subadvisory Agreement”), to be effective for a term no longer than 150 days after the termination of the former subadvisory agreement with Silvercrest (the “Former Subadvisory Agreement”). The Interim Subadvisory Agreement will automatically terminate upon the earliest to occur of (i) the closing date of the Reorganization, (ii) shareholder approval and implementation of a new subadvisory agreement between AMGF and GW&K (the “New Subadvisory Agreement”), and (iii) the expiration of the Interim Subadvisory Agreement’s 150-day maximum term. The rate of compensation to be received by GW&K under the Interim Subadvisory Agreement approved by the Board is the same rate of compensation that Silvercrest would have received under the Former Subadvisory Agreement.

At the Meeting, the Board also approved (i) the longer-term appointment of GW&K as the subadviser to the Fund, (ii) the New Subadvisory Agreement, and (iii) the submission of the Reorganization and New Subadvisory Agreement to Fund shareholders for approval. If approved by Fund shareholders, the New Subadvisory Agreement would only go into effect in the event the Reorganization is not consummated prior to August 16, 2021, when the Interim Subadvisory Agreement will automatically terminate.

In connection with the hiring of GW&K, effective as of the Implementation Date, the Fund (i) changed its name from AMG Managers Silvercrest Small Cap Fund to AMG GW&K Small Cap Value Fund II, (ii) made changes to its principal investment strategies and principal risks, and (iii) removed the Russell 2000® Index as the Fund’s secondary benchmark.

The disposition of Fund securities in connection with the transition of the Fund’s investment objective and strategies is expected to cause the Fund to realize taxable income for U.S. federal income tax purposes. The Fund intends to make a special distribution to shareholders of all or a portion of such income and any other undistributed income for the current taxable year. This distribution will be taxable to shareholders who hold their shares in a taxable account. See “Certain Federal Income Tax Information” for further information.

In addition, effective as of the Implementation Date, the Summary Prospectus is amended as follows:

All references to the name of the Fund shall refer to AMG GW&K Small Cap Value Fund II.

The section titled “Principal Investment Strategies” beginning on page 1 is deleted and replaced with the following:

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its assets in common stocks and other equity securities of small-cap companies. Small-cap companies are those with a market capitalization at the time of purchase of less than $5 billion or otherwise within the range of capitalizations of companies in the Russell 2000® Index, the S&P SmallCap 600 Index, or the Dow Jones U.S. Small-Cap Total Stock Market Index. As of May 8, 2020, the date of the latest reconstitution of the Russell 2000® Index (implemented by the Index June 26, 2020), the range of market capitalizations of the Russell 2000® Index was $94.8 million to $4.4 billion. As of January 31, 2021, the range of market capitalizations of the S&P SmallCap 600 Index was $143.11 million to $21.177 billion. As of January 31, 2021, the range of market capitalizations of the Dow Jones U.S. Small-Cap Total Stock Market Index was $65.9 million to $31.412 billion. These capitalization ranges will change over time. The Fund may continue to hold securities of a portfolio company that subsequently appreciates above the small-cap threshold. Because of this, the Fund may have less than 80% of its net assets in common stocks and other equity securities of small-cap companies at any given time. The Fund may also invest in real estate investment trusts (“REITs”).

Through its fundamental research and proprietary screening, GW&K Investment Management, LLC, the subadviser to the Fund (“GW&K” or the “Subadviser”), seeks to identify well-managed, undervalued companies with improving fundamental and financial characteristics. GW&K seeks to assemble a portfolio of securities diversified as to companies and sectors.

The section titled “Principal Risks” on page 2 is revised to remove “Convertible Securities Risk” as a principal risk of the Fund.

Also with respect to the section titled “Principal Risks” on page 2, “Sector Risk” and “Small- and Mid-Capitalization Stock Risk” are deleted and replaced with the following:

Sector Risk—issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase. Stocks in the financials sector may comprise a significant portion of the Fund’s portfolio. Unique risks of the financials sector include, but are not limited to, government regulation uncertainty, yield curve fluctuation, asset flow fluctuation, and capital market fluctuations.

Small-Capitalization Stock Risk—the stocks of small-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

Also with respect to the section titled “Principal Risks” on page 2, the principal risks shall appear in the following order: Market Risk; Small-Capitalization Stock Risk; Value Stock Risk; Management Risk; Liquidity Risk; Real Estate Industry Risk; and Sector Risk.

In the section titled “Performance” beginning on page 3, the first paragraph is deleted and replaced with the following:

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broad-based securities market index. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

As of March 19, 2021, GW&K was appointed as subadviser to the Fund and the Fund changed its name to “AMG GW&K Small Cap Value Fund II” and adopted its current investment strategies. The Fund’s performance information for periods prior to March 19, 2021 reflects the Fund’s investment strategy that was in effect at that time and may have been different had the Fund’s current investment strategy been in effect.

To obtain updated performance information, please visit www.amgfunds.com or call 800.548.4539.

The Average Annual Total Returns table in the section titled “Performance” beginning on page 3 is deleted and replaced with the following:

Average Annual Total Returns as of 12/31/20

AMG GW&K Small Cap Value Fund II	1 Year	5 Years	Since Inception
Class N Return Before Taxes	4.19%	8.53%	9.95%[1]
Class N Return After Taxes on Distributions	4.19%	7.40%	8.99%[1]
Class N Return After Taxes on Distributions and Sale of Fund Shares	2.48%	6.57%	7.96%[1]
Class I Return Before Taxes	4.45%	8.79%	10.23%[1]
Class Z Return Before Taxes	4.52%	—	3.25%[2]
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	4.63%	9.65%	10.22%[1]
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	4.63%	9.65%	4.08%[2]

[1]	Class N, Class I and Index performance shown reflects performance since the inception date of the Fund’s Class N and Class I shares on December 27, 2011.
[2]	Class Z and Index performance shown reflects performance since the inception date of the Fund’s Class Z shares on September 29, 2017.

The section titled “Portfolio Management” on page 3 is deleted and replaced with the following:

PORTFOLIO MANAGEMENT

Investment Manager

AMG Funds LLC

Subadviser

GW&K Investment Management, LLC

(pursuant to an interim subadvisory agreement in anticipation of shareholder approval of the proposed reorganization of the Fund with and into AMG GW&K Small Cap Value Fund (formerly AMG Managers Skyline Special Equities Fund), a series of AMG Funds, or a definitive subadvisory agreement)

Portfolio Managers

Jeffrey O. Whitney, CFA

Partner and Equity Portfolio Manager of GW&K; Portfolio Manager of the Fund since March 2021.

Daniel L. Miller, CFA

Partner and Director of Equities of GW&K; Portfolio Manager of the Fund since March 2021.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE